UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): April 29, 2013

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3711, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

621Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On April 29, 2013, Sino Agro Food, Inc. (the “Company”), determined, in connection with the preparation of Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Amendment No. 1”), through its authorized officers, that it is likely that the Company would have to restate its financial statements for: (i) the fiscal quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, and (ii) the fiscal year ended December 31, 2011 (as such financial statements appeared in the Company’s Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on April 15, 2013) and that the foregoing financial statements should not be relied upon (collectively, the “Prior Financial Statements”). The Company has restated the financial statements for its fiscal year ended December 31, 2011, which are contained in Amendment No. 1.

Until the Company has either restated and reissued its Prior Financial Statements or determined that no such restatement and reissuance is warranted, investors, potential investors and other readers of the Company's filings with the Commission are cautioned not to rely on the Company's Prior Financial Statements included in the (i) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, September 30, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 or the (ii) Annual Report on Form 10-K for fiscal year ended December 31, 2011. The new financial statements which should be relied upon are contained in Amendment No. 1 filed on the date hereof.

The Company incorrectly presented certain figures in its Statement of Cash Flows related to the disposition of its former subsidiary Hang Yu Tai Investment Limited (“HYT”) in early 2011. While the complete changes are shown in Note 34 to the financial statements contained in Amendment No. 1, the Company understated the “Net cash provided by operating activities” by $1,378,093 and correspondingly overstated the “Effects on exchange rates on cash” by the same amount for the fiscal year ended December 31, 2011. However, the bottom line number, “Cash and cash equivalents at the end of the year - continuing operations,” remains unchanged at $1,387,908. None of the Consolidated Balance Sheets, the Consolidated Statements of Income and Other Comprehensive Income or the Consolidated Statements of Shareholders’ Equity for any period is or will be affected by the restatement related to the disposition of HYT.

The Company’s board of directors has discussed this matter with its independent registered public accounting firm. The Prior Financial Statements are being evaluated by the Company in conjunction with its independent registered public accounting firm to determine whether any of such Prior Financial Statements (other than those that were restated and are contained within Amendment No. 1) need to be restated.

The foregoing description of the financial statements contained in Amendment No. 1 is not a complete summary. You are urged to read the complete document on Form 10-K/A for the fiscal year ended December 31, 2012, copies of which may be found after filing on the website of the Commission at www.sec.gov.

On April 29, 2013, the Company provided its independent registered public accounting firm with a copy of the disclosures it is making in response to Item 4.02 on this Form 8-K, and has requested that the independent registered public accounting firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 7.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

7.1	Letter from Madsen & Associates CPAs, Inc., dated April 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: April 29, 2013	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
7.1	Letter to the Commission, dated April 29, 2013